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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               ___________________

                                 Date of Report
                        (Date of earliest event reported)
                                 March 31, 2005

                            NTN COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                      001-11460              31-1103425
 (State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)

        5966 LA PLACE COURT
        CARLSBAD, CALIFORNIA                                         92008
(Address of Principal Executive Offices)                          (Zip Code)

                                 (760) 438-7400
              (Registrant's telephone number, including Area Code)

                               ___________________

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ITEM 8.01   OTHER EVENTS.

On March 31, 2005, NTN's wholly-owned subsidiary, Buzztime Entertainment, Inc. ("Buzztime") and Comcast Cable Communications Management LLC ("Comcast") agreed to amend and extend their existing Trial Agreement. The amendment extends the Agreement through December 31, 2005 and expands Comcast's rights to deploy the Buzztime Trivia Channel to up to 2 million Comcast digital set-top subscribers this year for a fixed monthly license fee per subscriber.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NTN COMMUNICATIONS, INC.

                                                   By:  /s/ James B. Frakes
                                                        -----------------------
                                                            James B. Frakes
                                                        Chief Financial Officer

Date:  April 4, 2005